                                                                  Exhibit 10.6.1

                                                1996 - OPTION NO. [OPTION_NO.]


                             RPM INTERNATIONAL INC.

                      1996 KEY EMPLOYEES STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT*


         THIS STOCK OPTION AGREEMENT, entered into as of this ____ day of ____________ , 20__, by and between RPM International Inc. (the "Company"), a Delaware corporation and successor to RPM, Inc. under the RPM International Inc. 1996 Key Employees Stock Option Plan (the "Plan"), and [Name] (the "Optionee").

                                   WITNESSETH:

         WHEREAS, the Board of Directors of the Company has designated the Compensation Committee of the Board of Directors (the "Committee") to serve as the Committee to administer the RPM International Inc. 1996 Key Employees Stock Option Plan (the "Plan"); and

         WHEREAS, the Committee has determined that the Optionee, as a Key Employee, should be granted a stock option under the Plan upon the terms and conditions set forth in this Agreement, and for the number of shares of Common Stock, par value $0.01 per share (the "Shares"), of the Company set forth hereinafter;

         NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

         1. Definitions. Capitalized terms shall have the meanings set forth in the Plan (as defined below) unless otherwise specifically set forth below or elsewhere herein:

                  (a)      The word "Agreement" shall mean this instrument.

                  (b) The word "Code" shall mean the United States Internal Revenue Code of 1986, as amended, or successor provisions of future United States revenue laws (Title 26 of the United States Code).

                  (c) The words "Incentive Stock Option" shall mean any Option which qualifies as an Incentive Stock Option under terms of Section 422 of the Code.

--------

* PARAGRAPH 5 OF THIS AGREEMENT CONTAINS INFORMATION REGARDING THE EXERCISE PERIOD FOR INCENTIVE STOCK OPTION GRANTS UPON CESSATION OF EMPLOYMENT WITH THE COMPANY BY REASON OF NORMAL RETIREMENT (AS DEFINED HEREIN). FAILURE TO COMPLY WITH THE EXERCISE PERIOD LIMITATION DESCRIBED THEREIN WILL HAVE THE EFFECT OF DISQUALIFYING ANY SUCH OPTION AS AN INCENTIVE STOCK OPTION.

                  (d) The word "Option" shall mean the right and option of the Optionee to purchase Shares pursuant to the terms of this Agreement.

                  (e) The words "Option Price" shall mean the price at which Shares may be acquired upon the exercise of any Option.

                  (f) The words "Personal Representative" shall mean, following the Optionee's death, such person or persons who shall have acquired, by Will or by the laws of descent and distribution, the right to exercise any Option.

                  (g) The word "Plan" shall mean the RPM International Inc. 1996 Key Employees Stock Option Plan, as amended from time to time, and in effect on the date of this Agreement (a copy of which is attached as Exhibit A).

         2. Grant of Option. Effective as of the date of this Agreement, the Company grants to the Optionee, upon the terms and conditions set forth hereinafter, the right and option to purchase all or any number of an aggregate of [Total] ([Total_No]) Shares. The number of Shares subject to an Incentive Stock Option, the number of Shares subject to a non-qualified stock option, and the respective Option Prices are as set forth below:

                  (a) [ISO_Total] ([ISO_No]) Shares shall be subject to an Incentive Stock Option at an Option Price of $16.125 per share; and

                  (b) [NQ_Total] ([NQ_NO]) Shares shall be subject to a non-qualified stock option at an Option Price of $16.125 per share.

         3. Term of Option. The term of the Option shall be for a period of ten
(10) years from the date hereof, and the Option shall expire at the close of regular business hours at the Company's principal office in Medina, Ohio, on the last day of the term of the Option, or, if earlier, on the applicable expiration date provided for in Sections 5 and 6 hereof.

         4. Exercise Dates. Except as provided in Sections 5, 6 and 8 hereof, the Option shall not be exercisable to any extent until one (1) year from the date hereof. The Optionee shall be entitled to exercise the Option with respect to the number of Shares indicated below on or after the date indicated opposite such number below:

                    (a)   Number of Shares as to                Date as of
                           Which Incentive Stock               Which Option
                          Option May Be Exercised            May Be Exercised
                          -----------------------            ----------------
                                [ISO1999]                      July 15, 1999
                                [ISO2000]                      July 15, 2000
                                [ISO2001]                      July 15, 2001
                                [ISO2002]                      July 15, 2002

                    (b)    Number of Shares as to                Date as of
                         Which Non-Qualified Stock              Which Option
                          Option May Be Exercised             May Be Exercised
                          -----------------------             ----------------
                                 [NQ1999]                      July 15, 1999
                                 [NQ2000]                      July 15, 2000
                                 [NQ2001]                      July 15, 2001
                                 [NQ2002]                      July 15, 2002


To the extent that the Option becomes exercisable with respect to any Shares, as provided above, the Option may thereafter be exercised by the Optionee either as to all or any number of such Shares at any time or from time to time prior to the expiration of the Option pursuant to Section 3 hereof. Except as provided in Sections 5 and 6 hereof, the Option may not be exercised at any time unless the Optionee shall be an employee at such time.

         5. Termination of Employment, Etc. So long as the Optionee shall continue to be an employee of the Company or one of its subsidiaries, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or one of its subsidiaries, or (b) any change of duties or position (including transfer to or from a subsidiary). If the Optionee ceases to be an employee of the Company or one of its subsidiaries for any reason other than death or Normal Retirement (as defined below), the Option may be exercised only to the extent of the purchase rights, if any, which had accrued as of the date of such cessation pursuant to Section 4 hereof and which have not theretofore been exercised; provided, however, that upon written request to the Committee it may in its absolute discretion determine (but shall not be under any obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by the Option. Upon any such cessation of employment by reason of discharge, such accrued purchase rights shall in any event terminate upon the earlier of the date thirty (30) days from the date of such cessation of employment or the last day of the term of the Option. Upon any such cessation of employment by reason of a voluntary quit, such accrued purchase rights shall terminate on the date of such cessation of employment. Upon any such cessation of employment by reason of the voluntary retirement of an employee who is at least 55 years of age and who has completed at least five consecutive years of service with the Company and/or its subsidiaries ("Normal Retirement"), the Optionee shall have the immediate right and option (notwithstanding the provisions of Section 4 hereof) to exercise the Option with respect to all of the Shares covered by the Option. Upon any such "Normal Retirement," the purchase rights shall terminate upon the earlier of three (3) years from the date of such cessation of employment or the last day of the term of the Option; provided, however, that, IN THE CASE OF AN INCENTIVE STOCK OPTION, THE OPTION MUST BE EXERCISED IN FULL WITHIN THREE (3) MONTHS AFTER CESSATION OF EMPLOYMENT OR SUCH OPTION WILL NO LONGER QUALIFY AS AN INCENTIVE STOCK OPTION AND SHALL THEREAFTER BE, AND RECEIVE THE TAX TREATMENT APPLICABLE TO, A NON-QUALIFIED STOCK OPTION. In no event shall any employee who is terminated by the Company, with or without cause, qualify for the "Normal Retirement" provisions described in this Section 5. Nothing contained in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries, or to limit or interfere in any way with the right of the Company or any such subsidiary to terminate his or her employment at any time, with or without cause.

         6. Death of Optionee. If the Optionee dies while an employee or within thirty (30) days of the Optionee's having ceased to be an employee by reason of discharge, the Optionee's Personal Representative shall have the immediate right and option (notwithstanding the provisions of Section 4 hereof) to exercise the Option with respect to all Shares covered by the Option. Such purchase rights shall in any event terminate upon the earlier of the date one (1) year from the date of the Optionee's cessation of employment by reason of discharge or death or the last day of the term of the Option

         7. Limitations on Exercise of Incentive Stock Option. Notwithstanding the foregoing, any Incentive Stock Option granted pursuant to this Agreement is exercisable only to the extent that the aggregate fair market value (determined at the time such Incentive Stock Option is granted) of the shares with respect to which such Incentive Stock Options first become exercisable during any calendar year does not exceed $100,000 (the "$100,000 Exercise Limitation"); provided, however, that (a) if the aggregate fair market value of the shares with respect to which such Incentive Stock Options first became exercisable exceeds the $100,000 Exercise Limitation as a result of the accelerated vesting of the Option pursuant to Sections 5 or 6 hereof, the maximum number of whole shares with an aggregate fair market value not in excess of $100,000 shall be treated as shares issued pursuant to an Incentive Stock Option and the remaining aggregate fair market value in excess of such amount shall be treated as shares issued pursuant to a non-qualified stock option and (b) the $100,000 Exercise Limitation shall not apply if the Option no longer qualifies as an Incentive Stock Option as a result of the failure of the Optionee to exercise the Option within the three (3) month period contained in Section 5 hereof.

         8. Change of Control. In the event of a "change in control" as defined in the Plan and as determined by the Committee, the Optionee shall have the immediate right and option (notwithstanding the provisions of Section 4 hereof) to exercise the Option with respect to all Shares covered by the Option.

         9. Exercise of Option. The Option may be exercised by delivery to the Secretary of the Company at its principal office, 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258, of a completed Notice of Exercise of Option (obtainable from the Secretary of the Company) setting forth the number of Shares with respect to which the Option is being exercised, together with either a certified or cashier's check payable to the Company or certificates for RPM International Inc. Common Stock, par value $0.01 per share, properly endorsed for transfer, or a combination thereof, in the amount of the total purchase price of such Shares.

         10. Issuance of Share Certificates. Upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option accompanied by a certified or cashier's check, or properly endorsed certificates for RPM International Inc. Common Stock, par value $0.01 per share, as provided in Section 9 hereof, in full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to Section 6 hereof by the Personal Representative, accompanied in addition by proof satisfactory to the

Committee of the right of the Personal Representative to exercise the Option), the Company shall cause to be mailed or otherwise delivered to the Optionee or the Personal Representative, as the case may be, within thirty (30) days of such receipt, a certificate or certificates for the number of Shares so purchased. The Optionee or the Personal Representative shall not have any of the rights of a shareholder with respect to the Shares covered by the Option unless and until one or more certificates representing such Shares shall be issued to the Optionee or the Personal Representative.

         11. Successors in Interest, Etc. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and the heirs, estate, and Personal Representatives of the Optionee. The Option shall not be transferable other than by Will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee or his guardian or legal representative. A deceased Optionee's Personal Representative shall act in the place and stead of the deceased Optionee with respect to exercising an Option or taking any other action pursuant to this Agreement.

         12. Provisions of Plan Control. This Agreement is subject to all of the terms, conditions, and provisions of the Plan, as amended from time to time, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and in effect from time to time. A copy of the Plan is attached hereto as Exhibit "A" and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

         13. No Liability Upon Distribution of Shares. The liability of the Company under this Agreement and any distribution of Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

         14. Withholding. The Optionee agrees that the Company may make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement including such withholding as may be appropriate with respect to any disqualifying disposition of an Incentive Stock Option.

         15. Notice of Disqualifying Disposition. Optionee agrees that if he should dispose of any Shares acquired upon the exercise of an Incentive Stock Option, including a disposition by sale, exchange, gift or transfer of legal title within two (2) years after the date such Option was granted to the Optionee or within one (1) year after the transfer of such Shares to the Optionee upon the exercise of such Option, the Optionee shall notify the Company within three (3) days after such disposition.

         16. Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

         17. Number. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require.

         18. Gender. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

         19. Investment Representation. Optionee hereby represents and warrants that any Shares which he may acquire by virtue of the exercise of the Option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Shares which are subject to the Option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company an opinion of counsel satisfactory to the Company to the effect that the offer or sale of the Shares which are subject to the Option may lawfully be made without registration under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                              RPM INTERNATIONAL INC.

                                                   ("Company")


                                              By
                                                 ------------------------------
                                              Its Chairman of the Board



                                              [Name]


                                              ---------------------------------
                                                         ("Optionee")